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                                                                   EXHIBIT  23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 23, 2002 included in this Form 10K into the Company's previously filed Registration Statements (File No.'s 333-81568, 333-66724, 333-47226 and 333-86799) on Form S-8.




                                          /s/ ARTHUR ANDERSEN LLP


San Jose, California
March 25, 2002